Exhibit 99.1

Shareholder Update W I N T E R 2 0 2 1

Forward Looking Statements This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. © 2021 Amesite Inc. All Rights Reserved. 2

U p d a te Topics Financial Position & Revenue Recent Customer Acquisitions & Partnerships © 2021 Amesite Inc. All Rights Reserved. 3 Highlights on Talent & Team Structure Activities to Date Supporting Both ESG & DEI 4 - 5 6 - 7 8 - 10 11

Financial Position

As of September 30, 2021

$10.6M
Cash On Hand

$0
Debt

$1.2M
Operating Cash Used Q1 2022

>1y
Cash Remaining

$15.0M
Cash Remaining on Equity Line

Amesite's Financial Position:

- Good Liquidity
- No Debt
- Equity Line to Raise as Needed, Electively

© 2021 Amesite Inc. All Rights Reserved.
4

Revenue

As of September 30, 2021

27.7%
Q1 2022 YoY Revenue Growth

10X
FY2021 Revenue Growth Over FY2020

$1.4M
Total Contract Value Since Inception

$115K
Average Deal Size Since Inception

Building Revenue:

- Key Staff Positions Filled
- Company Is Diversifying Our Customer Base
- Large Addressable Markets in Four Sectors: Enterprise, Higher Ed, Non Profit and Government

© 2021 Amesite Inc. All Rights Reserved.
5

Wins: Co n t e x t WAYNE STATE UNIVERSITY Wayne State University (WSU) is a public research university in Detroit, Michigan. It is Michigan’s third - largest university. WSU provides key education and training to the Greater Detroit Area . According to the World Economic Forum, 150 million new technology jobs will be added to the global economy over the next 5 years . © 2021 Amesite Inc. All Rights Reserved. 6 CITY COLLEGE OF NEW YORK The City College of New York (CCNY) is part of the City University of New York (CUNY), the largest urban university system in the United States . In partnership with Amesite, CCNY will equip historically underserved communities with analytical and operation skills to help them pursue career paths in the rapidly changing urban infrastructure sector. In July 2021, the New York City Department of City Planning announced a $133.7 billion, 10 - year strategy for building and enhancing city infrastructure . MICHIGAN WORKS! SOUTHEAST Michigan Works! Southeast (MWSE) is part of the Michigan Works! Association, a sixteen - agency system . The members of the association offer training, education, business development and access to employment opportunities. MWSE serves nearly 18,000 community members through one - on - one career guidance, upskilling job seekers for current labor trends and much more. According to Statista, upskilling is a $370 billion global market with employers spending approximately $1,300 on each employee annually for continuing education . THE HENRY FORD MUSEUM The Henry Ford Museum (THF) provides unique education experiences based on authentic objects, stories, and lives from America’s traditions of ingenuity, resourcefulness and innovation and hosts over 1.7M visitors annually . According to Statista, the market size of the museum industry in the United States reached $12.7 billion in 2020 . SOURCES: https://www1.nyc.gov/site/planning/about/press - releases/pr - 20210720.page https:// www.statista.com/statistics/738519/workplace - training - spending - per - employee/ https:// www.weforum.org/agenda/2021/02/most - in - demand - jobs - 2021 / https:// www.statista.com/statistics/1174784/museum - industry - market - size - us /

Amesite's Technology, Business Model and Partnerships Support Scaling Customers & Revenue

V4 — Amesite's V4 platform is now on Microsoft's Azure Cloud - enabling **scalability**, **speed,** and **best-in-class infrastructure.**

24h — or less Is the delivery time now for a custom-branded, enterprise scale system for our customers – **offering unparalleled speed.**

30d — launches of custom content are available, because **Amesite's easy-to-use platform and flexible business model enable fast, high quality content creation.**

1,000s — of APIs can be integrated with Amesite's platform because **Amesite uses a modern tech stack and is fully modularized.**

98% — retention rates across all products have been achieved – **Amesite's customers deliver learning products that work for their users.**

amesite

Amesite & Microsoft

> "By empowering Amesite and putting their platform on Microsoft Azure, **we can approach our partner universities around the country and get these solutions out to people who need upskilling courses**."
>
> **Tamer Erzurumlu**
> Director of Partner Strategy Education at Microsoft

THE IMPACT

As of Sept. 10, 2021, Amesite is equipped to reach a vast network of professionals through offering on Azure Marketplace.



Microsoft
Azure Marketplace
Apps
Products > Amesite Learning Platform
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Amesite Learning Platform
Amesite Inc.
Overview
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Ratings + reviews
Amesite delivers the world's most effective online learning systems.
Amesite delivers the world's most effective online learning systems for employees, students, and job seekers. Artificial intelligence drives the platform: Amesite delivers clean, accessible interfaces, best-in-class technology, and unparalleled scalability and integration capabilities. Our partners give us the best reviews in the industry, with customer-branded learning community environments that integrate with your existing tools – and deliver outstanding results. The future of learning is here: Amesite delivers systems for businesses, universities, non-profits, and government agencies, branded to you, in as little as 24h.
Contact Me
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Web
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Support
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Under Microsoft Standard Contract
Privacy Policy
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Amesite Learning Community Environments
Solutions for Business
Solutions for Higher-Ed

© 2021 Amesite Inc. All Rights Reserved.
7

People & Growth


BOARD OF DIRECTORS
CEO
CFO
CORPORATE ADMIN.
SALES
FINANCE
ENGINEERING & CUSTOMER SUCCESS
INNOVATION & PRODUCT
MARKETING

In 2021...

we **welcomed** +12 new employees

we **promoted** ↑6 employees

© 2021 Amesite Inc. All Rights Reserved.
8

People & Growth We are honored to be among the winners of the following workplace and technical awards, including three national workplace excellence awards . • 2 2 E m p l o yee s i n 1 3 S t a t e s • Strong ability to attract talent • Building bench strengths and partnerships in Sales and Marketing • Aligning technical work to disrupt markets and serve our customers © 2021 Amesite Inc. All Rights Reserved. 9

Customer Reviews

"The **results we've seen so far are unparalleled, the technology has made the system scalable and easy to use** and we can fully achieve our goals of inspiring that next generation of innovators and inventors."

Patricia Mooradian
President & CEO,
The Henry Ford Museum

"We chose to partner with Amesite because they offer **the most advanced online learning platform in the market today**. The feedback from our students and instructors has been overwhelmingly positive."

Dr. Farshad Fotouhi
Dean of Engineering,
Wayne State University

"Workforce upskilling and reskilling is **needed more urgently now than ever,** given the evolution of the work world. We chose Amesite to support our own workforce in their professional development journey because **we believe in the power of their platform** to support the **engagement**, and ultimately the **success of our teams."**

Shamar Herron
Executive Director,
Michigan Works! Southeast

amesite

Employee Reviews: Surveyed Anonymously by Outside Firm*

100% of Amesite employees are **aware of the organization's strategic goals.**

100% of Amesite employees feel they **are learning and growing on the job.**

100% of Amesite employees feel the **company appreciates their work contributions.**

100% of Amesite employees have the **authority to make decisions necessary to do their job well.**

100% of Amesite employees believe the **senior leaders care about what they have to say.**

100% of Amesite employees feel the **organization promotes a positive culture.**

*Survey dates: 6/14/21 - 6/28/21. Anonymous survey conducted by the National Association for Business Resources

© 2021 Amesite Inc. All Rights Reserved.
10

Environmental, Social, & Governance

100% of governance policies are currently in place

0
Net Effective Metric Tons of CO_2 Emitted with Carbon Offsets

$0
in monetary losses as a result of legal proceedings associated with user privacy

0
# of users whose information was used for secondary purposes

Diversity, Equity, & Inclusion


44%

of our **leaders** (Mgr., Dir. and Exec.) are **female**


50%

of our **employees** are **female**


23%

of our **employees** are **URMs**


3 out of 7

of our Board Members are **diverse**

amesite

© 2021 Amesite Inc. All Rights Reserved.
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SL I D E T I T LE T H A N K Y O U . F O L L O W O U R P RO G RE S S F O R R ES O U R C E S F O R I N V ES T M E N T © 2021 Amesite Inc. All Rights Reserved. 12